UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-07322
                                                                      The Integrity Funds

(Exact name of registrant as specified in charter)

Address of Registrant:                                     1 Main Street North
                                                                       Minot, ND 58703

Name and address of agent for service:           Brenda Sem
                                                                      1 Main Street North
                                                                      Minot, ND 58703

Registrant’s telephone number, including area code: (701) 852-5292

Date of fiscal year end: November 30, 2005

Date of reporting period: May 31, 2005

Item 1.    Reports to Stockholders.

Dear Shareholder:

Enclosed is the report of the operations of the Integrity Growth & Income Fund (the "Fund") for the six months ended May 31, 2005.  The Fund's portfolio and related financial statements are presented within for your review.

Integrity Growth & Income Fund (IGIAX) outperformed the S&P 500 on a raw numbers basis for the first half of our 2005 fiscal year ended May 31, 2005, despite our conservative holdings in dividend-paying stocks and our high cash position. It has also outperformed for the most recent 12-month period. If you've been an investor with us for long, then you are aware that we feel too many investors do not pay enough attention to risk, especially in secular bear markets such as the one we are in today. This is why we have included a more detailed discussion of risk below.

It's not enough to beat the market on a raw numbers basis, managers should strive for an absolute positive return as well. Cash levels have approached 50% during much of the last 6 months, as we have searched for companies that meet our rigorous investment criteria. It has become more difficult to find companies that are not only free cash flow (FCF) cows, but that are so undervalued that we can buy them at a discount to estimated fair value based on discounted FCF. In early 2003, most of the companies that turned up on our screen of the SEC's EDGAR database of corporate filings with FCF yields greater than 8% were dominant blue-chip companies. This is no longer the case. Most of these companies now have either industry or company specific problems. In other words, most good companies in the U.S. have had their share prices bid up considerably in the last two years, making it more difficult to turn up bargains with a large margin of safety. As a result, as of May 31 your fund was approximately 32.5% in cash.

The yield on the Fund has gradually risen as short-term interest rates on cash have risen, and as we have added higher dividend stocks. The current Fund yield before expenses is approximately 2.2%, with the yield on the stock portion (i.e., minus cash) of the fund at approximately 2.4%. This compares with a dividend yield on the S&P 500 of about 1.5%, and about 2.5% for the Dow Jones Industrials. This is not the yield to investors, as it is not net of expenses. It's simply another way for you to compare your fund with the overall market. We intend to continue using opportunities as the market offers to add stocks that will increase the overall dividend yield of the Fund, consistent with our goal of buying well-managed companies at a discount to fair value in order to create a large margin of safety, and that generate more cash than they need to pay the dividend.

It's a common myth among investors that increasing risk always means higher returns. This might be true during secular (long-term or structural) bull markets like the one we experienced from 1982 to 2000, or from 1942 to 1965. However, as Crestmont Research shows below, the exact opposite turns out to be the case during secular bear markets like the one we are in today, or like the one from 1965 to 1982. Secular bear markets place a premium on low, not high risk, as a means of enhancing shareholder returns.

Ed Easterling, the founder of highly regarded market research firm Crestmont Research (www.crestmontresearch.com), recently published a fascinating book titled Unexpected Returns: Understanding Secular Stock Market Cycles(Cypress House, 2005). In Chapter 3, “Stock Market History”, Ed shows dramatically the effect volatility has on your portfolio’s compound return. To put it bluntly, bigger price swings are bad for your financial health. A simple mathematical relationship between volatility and compound return shows that, other things being equal, greater volatility reduces compound returns. Reaching for higher returns by taking greater risk could actually reduce your annualized return during secular bear markets like we are in today. Let’s look at why, using a revealing study from the book (it's also on the CrestmontResearch.com website).

The top half of the table shows how often over the last 103 years the stock market has stayed within a range of -10% to +10%. Most people would guess that covers the majority of years, but in fact, returns within that range occur only about 30% of the time. 70% of the time your returns will lie outside that range. You must use a range of from -16% to +16% before you encompass half of all annual returns since 1901 (second panel in the table). That’s a lot of volatility.

I’ve talked frequently in previous reports to you about our belief that we are now in a secular bear market. Don’t let the term scare you. It simply means that we need to use a different approach in order to be successful in such a market. Savvy investors who understand what kind of market they are in, and what kind of approach is required, have always been able to make money over any reasonable investment horizon. Benjamin Graham made money even in the Great Depression. Peter Lynch made money in the 1970s. Knowing is important, because as the table above shows, secular bear markets require a different approach in order to be successful investors than what works in secular bull markets.

The chart shows that in secular bull markets, 67% of all annual returns exceed +10%, while in secular bear markets that happens less than half as often, or only 28% of the time. But look at what happens if you look at returns lower than -10%. During secular bull markets, returns are lower than -10% only 4% of the time compared with 40% of the time in a secular bear market. If we expand the range from -16% to +16%, over the last 104 years, none of the returns during secular bull markets have fallen below -16%, while during secular bear markets, nearly a third of all returns are worse than -16%.

Let’s see if we can summarize, in order to simplify the conclusions offered by Crestmont’s chart above. Ed Easterling expresses it well when he writes that, “Secular bull markets tend to show much volatility to the upside and little volatility to the downside. Secular bear markets exhibit significant swings both up and down, with significantly more downside volatility than upside volatility.”

In other words, Crestmont shows that both kinds of markets spend about the same amount of time in the middle ranges (-16% to +16%). Both kinds of markets have a significant number of years with unusually high positive returns (more than +16%), although more so in secular bull markets. The big difference is that, as the Crestmont study demonstrates, secular bear markets have far more downside risk.

As Easterling's book graphically demonstrates, secular markets (bull or bear) last typically from 10 to 20 years, so it's inadvisable to just try and wait out a secular bear market like we do cyclical (short term) bear markets. They consume too large a piece of a typical investment lifetime. So much more, in fact, that investors are well advised to make changes in their investment methodology, as we have done at Integrity Growth & Income Fund, in order to minimize the chances of experiencing large negative returns.

We believe we are in the 5th year of a secular bear market. Now you know why we recommend investors become more conservative, and why we have increased the discount to fair value we are willing to pay for a stock. For quite a few years to come, we believe that protecting against downside risk will be more rewarding than swinging for the fences. There's no reason investors cannot make decent money over reasonable investment time horizons in secular bear markets, but in such markets it's easier if we can minimize the probability of big losses.

The process of measuring risk, so that we can manage and minimize it during difficult market periods such as we are experiencing today, is one of the most important things you can know about your investment manager. This is why we think a discussion is such an important part of our report to you. We hope this helps you make better decisions regarding your investment. We trust that our rigorous risk management discipline will continue to generate superior risk-adjusted returns, and allow our investors to better weather the inevitable storms.

Sincerely,

Robert Loest, Ph.D., CFA
Portfolio Manager
IPS Advisory, Inc., Sub-Advisor to Integrity Mutual Funds

The views expressed are those of Robert Loest and IPS Advisory, Inc., Sub-Advisor to Integrity Growth & Income Fund.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(S).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

Terms & Definitions  May 31,  2005 (Unaudited)

American Depository Receipt (ADR)
A negotiable certificate representing a given number of shares of stock in a foreign corporation.  It is bought and sold in the American securities markets, just as stock is traded.

Appreciation
Increase in the value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation; it does not represent an investment return.

Depreciation
Decrease in the value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal.  It invests in companies that reinvest most of their earnings for expansion, research, or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Offering Price
The price at which a mutual fund’s share can be purchased.  The offering price per share is the current net asset value plus any sales charge.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund’s portfolio for the period, assuming the reinvestment of all dividends.  It represents the aggregate percentage or dollar value change over the period.

May 31, 2005 (Unaudited)

COMPOSITION

Portfolio Market Sectors

(as a % of Net Assets)

U-Utilities	16.1%
T-Technology	14.5%
R-Repurchase Agreement	14.1%
G-Government	14.1%
F-Financial	13.8%
S-Services	10.0%
I-Industrial Goods	8.7%
C-Consumer Goods	4.4%
O-Other	4.3%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

TOP TEN HOLDINGS

(as a % of Net Assets)

1.	Wells Fargo Repurchase Agreement	14.1%
2	U.S. Treasury Note	14.1%
3.	AFLAC Inc	6.2%
4.	CenturyTel, Inc.	6.0%
5.	Great Plains Energy Inc.	5.7%
6.	Barnes & Noble	5.6%
7.	Verizon	5.1%
8.	Federated Investors, Inc.	4.7%
9.	Raytheon Co.	4.4%
10.	National Fuel Gas Co.	4.0%

The Fund’s holdings are subject to change at any time.

May 31, 2005 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE:

As a shareholder of the Fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

The example illustrates your fund’s costs in two ways:

·         Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

·         Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/01/04	Ending Account Value 05/31/05	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,036.00	$7.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,025.00	$7.19

* Expenses are equal to the annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 180/360 days.  The Fund’s ending account value on the first line in the table is based on its actual total return of 3.60% for the six-month period of December 1, 2004 to May 31, 2005.

May 31, 2005 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending May 31, 2005
				Since Inception
Integrity Growth & Income Fund	1 year	5 year	10 year	(01/03/95)
Without Sales Charge	10.26%	(12.45%)	9.21%	9.58%
With Sales Charge (5.75%)	3.92%	(13.48%)	8.57%	8.96%

				Since Inception
Lipper Mlt-Cap Core Index	1 year	5 year	10 year	(01/03/95)
	9.71%	(0.16%)	9.67%	10.63%

				Since Inception
S&P 500 Index	1 year	5 year	10 year	(01/03/95)
	8.24%	(1.92%)	10.17%	11.47%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

May 31, 2005 (Unaudited)

COMPARATIVE INDEX GRAPH (insert here)

Comparison of change in value of a $10,000 investment in the Integrity Growth & Income Fund, Lipper Mlt Cap Core Index, and the S&P 500 Index.

	Integrity Growth & Income Fund w/o Sales Charge	Integrity Growth & Income Fund w/Max Sales Charge	Lipper Mlt- Cap Core Index	S&P 500 Index
01/03/1995	$10,000	$9,425	$10,000	$10,000
11/30/1995	$12,595	$11,873	$13,077	$13,502
11/29/1996	$15,960	$15,045	$16,175	$17,264
11/28/1997	$18,962	$17,875	$19,897	$22,187
11/30/1998	$23,399	$22,057	$22,425	$27,436
11/30/1999	$47,578	$44,850	$26,921	$33,169
11/30/2000	$42,167	$39,749	$27,355	$31,770
11/30/2001	$25,205	$23,759	$24,374	$27,886
11/29/2002	$19,203	$18,102	$20,712	$23,281
11/30/2003	$22,285	$21,007	$24,652	$26,794
11/30/2004	$25,022	$23,587	$27,832	$30,239
05/31/2005	$25,922	$24,435	$28,630	$30,971

Putting Performance into Perspective

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

May 31, 2005 (Unaudited)

MANAGEMENT OF THE FUND

The Board of The Integrity Funds (“Board”) consists of four Trustees.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.  Three Trustees (75% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Trustees.  Two of the remaining three Trustees and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Trustees of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Trustee	Since Sept. 2003	Retired; Attorney; Director, Integrity Fund of Funds, Inc., Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust (until May 2002).	18	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Trustee	Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director , ND Tax-Free Fund, Inc., , Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	18	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Trustee	Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director (since January 1999), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios (since January 1999).	18	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Trustee and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Vice President and Secretary	Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation ( May 2000 to June 2003).	3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Trustee, Chairman, President	Since May 2003

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc. and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003), Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director, President and Treasurer (until August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June2003), President (May 2000 to November 2001- October 2002 to June 2003), ARM Securities Corporation; Director, Chairman, Capital Financial Services, Inc. (since January 2002).

				18	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), Integrity Managed Portfolios and Integrity Mutual Funds.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the nine series of The Integrity Funds.

** Trustees and/or officers who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Fund’s Investment Adviser and Principal Underwriter.

Trustees and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Trustees and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

May, 31, 2005 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services”), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. ("Company"), the Fund's sponsor.

The continuation of a fund’s investment advisory and investment sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s Investment Adviser that is deemed reasonably necessary to evaluate the terms of the Management and Investment Advisory Agreement (“Advisory Agreement”). The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on March 10, 2005, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Advisory Agreement, between the Growth & Income Fund and Integrity Money Management, Inc., and the Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”), between the Investment Adviser and IPS Advisory.

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory and Sub-Advisory Agreements.  In determining whether it was appropriate to approve the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission (“SEC”) directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)   the nature, extent and quality of the adviser’s services;

(b)   the performance of the fund and the adviser;

(c)   the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)   any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)   the amount of fees charged in comparison to those of other investment companies.

In evaluating the Investment Adviser’s services and fees, the Trustees reviewed information concerning the performance of the Fund, the recent financial statements of the Investment Adviser, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s prior past performance as the IPS Millennium Fund, the nature and quality of the services to be provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Investment Adviser.  The Trustees also considered any ancillary benefits to the Investment Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  The Trustees also considered the Investment Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Investment Adviser, and the representations from the Investment Adviser that the Integrity Growth & Income Fund’s portfolio manager, Robert Loest, will continue to manage the Fund in substantially the same way as it had been managed previously.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

·      A comparison of the Growth and Income Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 1.50% for Class A shares was comparable to other funds of similar objective and size.

·      The overall nature and quality of the services provided by the Investment Adviser had historically been, and continued to be, satisfactory to the Board.

·     The other Funds managed by the Investment Adviser have traditionally had a relatively low net ratio of expenses.  The Investment Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

·      The Investment Adviser currently provides services to 18 funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.

·      The Board briefly discussed the benefits for the Fund as the Investment Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

Consideration was also given to the Investment Adviser’s stated plans to employ IPS Advisory as Sub-Adviser to the Growth & Income Fund.  The Board reviewed the background, experience and performance of IPS Advisory.

In voting unanimously to approve the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Board Approval of Sub-Advisory Agreement with IPS Advisory

In determining whether it was appropriate to approve the Sub-Advisory Agreement between Integrity Money Management and IPS Advisory, the Trustees requested information from IPS Advisory that they believed to be reasonably necessary to reach their conclusion and reviewed factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts.

In evaluating the Sub-Adviser’s services and its fees, the Trustees reviewed information concerning the performance of the Fund, the proposed sub-advisory fee and other fund expenses compared to the level of sub-advisory fees and expenses paid by other similar funds.  In reviewing the Sub-Advisory Agreements with the foregoing Fund, the Trustees considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, and the expense waivers by the Adviser.  The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  The Trustees did not identify any single factor discussed above as all-important or controlling.  On the basis of the information provided for their review, the Trustees reached the following conclusions:

·      Based on the review of IPS Advisory, including a review of the possible conflicts of interest, their code of ethics, and Advisory Policy and Procedure Manual, the Board felt that the overall nature and quality of services expected are satisfactory.

·      IPS Advisory has significant expertise in managing growth and income accounts for separately managed accounts.

·      The sub-advisory fee paid to IPS Advisory is fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fee to fees paid by comparable mutual funds.

·      The performance of the prior IPS Millennium Fund is satisfactory to the Board.

·      The Board is satisfied with IPS Advisory’s representations regarding its staffing and capabilities to manage the Growth & Income Fund, including the retention of personnel with significant relevant portfolio management experience.

·      Satisfaction with the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and expected performance of IPS Advisory.

·      Based on a review of the financial statements of the sub-adviser, the profitability of the sub-adviser was reasonable and did not reflect excessive revenues.

In voting unanimously to approve the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance.  The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of IPS Advisory, the strategic plan involving the Growth & Income Fund, and the potential for increased distribution and growth of the Fund.  Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the adoption of the Sub-Advisory Agreement would be in the best interest of the Growth & Income Fund and its shareholders.

Schedule of Investments  May 31, 2005 (Unaudited)

Name of Issuer Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

COMMON STOCKS (67.4%)

Aerospace & Military Technology (3.1%)
Goodrich Corp.	42,000	$1,758,120
		1,758,120

Automotive (0.5%)
*Dura Automotive Systems, Inc.	70,000	298,900
		298,900

Business Service (0.7%)
*Portfolio Recovery Associates	10,000	394,100
		394,100

Communications Equipment (3.4%)
BellSouth Corporation	72,000	1,926,720
		1,926,720

Conglomerates (4.4%)
Raytheon Co.	64,000	2,506,240
		2,506,240

Construction Services (0.6%)
*Quanta Services, Inc.	40,000	361,200
		361,200

Consumer Products (0.4%)
Coca-Cola Bottling	5,000	242,500
		242,500

Energy (5.7%)
Great Plains Energy, Inc.	103,000	3,244,500
		3,244,500

Financial (4.7%)
Federated Investors, Inc.	90,000	2,664,900
		2,664,900
Insurance (9.1%)
AFLAC Inc	84,000	3,490,200
Arthur J. Gallagher & Co.	60,000	1,657,200
		5,147,400

Office Supplies (4.0%)
Standard Register Co.	25,000	355,000
*Xerox Corp	140,000	1,899,800
		2,254,800

Oil And Gas Operations (10.4%)
National Fuel Gas Co.	80,000	2,240,000
NiSource, Inc.	60,000	1,446,000
TransCanada Corporation ADR	90,000	2,185,200
		5,871,200

Publishing (3.7%)
American Greetings Corp.	80,000	2,078,400
		2,078,400

Retail (5.6%)
*Barnes & Noble	84,000	3,179,400
		3,179,400

Telecommunications (11.1%)
CenturyTel, Inc.	103,000	3,377,370
Verizon	82,000	2,901,160
		6,278,530

TOTAL COMMON STOCKS (COST: $36,298,401)		$38,206,910

GOVERNMENT (14.1%)	Matured Amount
U.S. Treasury Note, 1.125%, 06/30/05 (COST: $7,993,349)	8,000,000	$7,990,312

REPURCHASE AGREEMENT (14.1%)
Wells Fargo Repurchase Agreement (COST: $8,000,000)	8,000,000	$8,000,000
2.750%, dated 05/06/05, due 06/01/05, collateralized by U.S. Treasury obligations

SHORT-TERM SECURITIES (3.4%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $1,932,000)	1,932,000	$1,932,000

TOTAL INVESTMENTS IN SECURITIES (COST: $54,223,750)		$56,129,222
OTHER ASSETS LESS LIABILITIES		582,683

NET ASSETS		$56,711,905

*Non-income producing

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Financial Statements  May 31, 2005

Statement of Assets and Liabilities  May 31, 2005 (Unaudited)

ASSETS
Investments in securities, at value (cost: $54,223,750)	$56,129,222
Cash	2,544,833
Accrued dividends receivable	57,735
Accrued interest receivable	62,610
Prepaid expenses	25,721
Receivable for fund shares sold	860
Total Assets	$58,820,981

LIABILITIES
Security purchases payable	$1,997,300
Accrued expenses	69,947
Payable for fund shares redeemed	41,829
Total Liabilities	$2,109,076

NET ASSETS	$56,711,905

Net assets are represented by:
Paid-in capital	$362,319,618
Accumulated undistributed net realized gain (loss) on investments	(307,681,591)
Accumulated undistributed net investment income	168,406
Unrealized appreciation on investments	1,905,472
Total amount representing net assets applicable to
1,911,059 outstanding shares of no par common stock
(unlimited shares authorized)	$56,711,905

Net asset value per share-	$29.68
Public offering price (based on sales charge of 5.75%)	$31.49

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the six months ended May 31, 2005 (Unaudited)

INVESTMENT INCOME
Interest	$186,912
Dividends	423,458
Total Investment Income	$610,370

EXPENSES
Investment advisory fees	$417,648
Distribution (12b-1) fees	29,968
Transfer agent fees	14,984
Accounting service fees	5,459
Administrative service fees	11,987
Custodian fees	1,056
Professional fees	1,267
Trustees fees	343
Transfer agent out-of-pockets	422
Reports to shareholders	1,056
License, fees, and registrations	1,900
Foreign tax expense	237
Legal fees	1,583
Audit fees	1,056
Total Expenses	$488,966
Less expenses waived or absorbed by the Fund’s manager	(41,350)
Total Net Expenses	$447,616

NET INVESTMENT INCOME (LOSS)	$162,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$3,453,960
Net change in unrealized appreciation (depreciation) of investments	(1,407,917)
Net Realized and Unrealized Gain (Loss) on Investments	$2,046,043
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,208,797

The accompanying notes are an integral part of these financial statements.

Financial Statements  May 31, 2005

Statement of Changes in Net Assets

For the six months ended May 31, 2005, and year ended November 30, 2004

	For The Six Months Ended May 31, 2005 (Unaudited)	For the Year Ended November 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$162,754	$1,072,687
Net realized gain (loss) on investment transactions	3,453,960	11,334,708
Net change in unrealized appreciation (depreciation) on investments	(1,407,917)	(3,870,253)
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,208,797	$8,537,142

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($.47 and $.11 per share, respectively)	$(1,043,695)	$(319,306)
Distributions from net realized gain on investment transactions	0	0
Total Dividends and Distributions	$(1,043,695)	$(319,306)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$728,000	$3,023,913
Issued in connection with Fund reorganization	2,802,670	0
Proceeds from reinvested dividends	1,019,719	310,882
Cost of shares redeemed	(16,262,131)	(23,678,012)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(11,711,742)	$(20,343,217)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(10,546,640)	$(12,125,381)

NET ASSETS, BEGINNING OF PERIOD	67,258,545	79,383,926
NET ASSETS, END OF PERIOD	$56,711,905	$67,258,545
Undistributed Net Investment Income	$168,406	$1,046,604

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements  May 31, 2005 (Unaudited)

Note 1.   ORGANIZATION

The Integrity Growth & Income Fund (the “Fund”) is an investment portfolio of The Integrity Funds (the “Trust”) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Trust may offer multiple portfolios; currently nine portfolios are offered.  On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund reorganized into the Integrity Growth & Income Fund and became a series of The Integrity Funds.    Prior to this, the IPS Funds were organized as an Ohio statutory trust on August 10, 1994, and were registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The accompanying financial statements and financial highlights are those of the Integrity Growth & Income Fund.  The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.75% and a distribution fee of up to 0.50% on an annual basis.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation – Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Adviser using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Contingent Deferred Sales Charge (“CDSC”) – In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”) and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid was as follows:

	For the Year Ended November 30, 2004	For the Year Ended November 30, 2003
Tax-exempt income	$0	$0
Ordinary income	319,306	0
Long-term capital gains	0	0
Total	$319,306	$0

As of November 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$1,046,604	$0	$0	($292,972,437)	$3,227,519	($288,698,314)

As of November 30, 2004, the Fund had net capital loss carryforwards, which are available to offset future realized gains.  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Year	Unexpired Capital Losses
2008	$21,814,534
2009	$234,768,275
2010	$36,389,628

For the year ended November 30, 2004, the Fund did not make any permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Fund’s next taxable year.  For the year ended November 31, 2004, the Fund deferred to December 1, 2004, post-October capital losses, post-October currency losses and post-October passive foreign investment company losses of $0.

Distributions to shareholders – Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the net investment income dividend at the end of the calendar year.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

In 2005, the Fund elected to change its financial and tax year-end to December 31 from November 30.

Futures contracts – The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.   CAPITAL SHARE TRANSACTIONS

As of May 31, 2005, there were unlimited shares of no par authorized; 1,911,059 and 2,310,351 shares were outstanding at May 31, 2005, and November 30, 2004, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Six Months Ended May 31, 2005 (Unaudited)	For the Year Ended November 30, 2004
Shares sold	25,010	109,885
Shares issued on reinvestment of dividends	34,590	11,570
Shares issued in connection with the Fund reorganization	97,620
Shares redeemed	(556,512)	(860,489)
Net increase (decrease)	(399,292)	(739,034)

Note 4.   ACQUISITION OF FUND

The IPS Funds held a special meeting of shareholders of the IPS Millennium Fund and IPS New Frontier Fund (the “Funds”), at the office of IPS Advisory, Inc. [9111 Cross Park Dr., Suite E-120, Knoxville, TN 37923], on March 30, 2005 at 10:00 a.m. Eastern Time, as adjourned from time to time (the “Meeting”), for the purposes listed:  to approve the Agreement and Plan of Reorganization (the “Plan”) between IPS Funds, on behalf of each of the Millennium Fund and the New Frontier Fund, and The Integrity Funds, another registered investment company, for itself and on behalf of Integrity Growth & Income Fund (“Growth & Income Fund”), a series of the Integrity Funds and to consider and act upon any other business as may properly come before the Meeting.  After careful consideration, the Trustees of the IPS Funds unanimously approved each of the proposals and recommended that shareholders vote “FOR” the proposals.  The IPS Funds Board of Trustees fixed the close of business on January 31, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of a Fund was entitled to one vote for each dollar invested with respect to each proposal.  The Investment Advisory Agreement of the Integrity Growth & Income Fund was approved by the shareholders on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 1,885,183.819 shares of Integrity Growth & Income Fund for the 1,885,183.819 shares of IPS Millennium Fund on April 22, 2005.  The reorganization was accomplished by a tax-free exchange of 97,619.986 shares of Integrity Growth & Income Fund for the 342,663.871 shares of IPS New Frontier Fund on April 22, 2005.  IPS Millennium Fund’s net assets of $54,123,326 on April 22, 2005, including $154,232 of unrealized appreciation, were reorganized into the Integrity Growth and Income Fund.  IPS New Frontier Fund’s net assets of $2,803,419 on April 22, 2005, including $85,871 of unrealized depreciation, were reorganized into the Integrity Growth and Income Fund.  This resulted in total net assets of $56,926,745 for the Integrity Growth & Income Fund at end of day April 22, 2005.

Note 5.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, Inc. (“Integrity Money Management” or “Adviser”), the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc., the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 1.00% of the Fund’s average daily net assets.  The Fund has recognized $391,282 of investment advisory fees after a partial waiver for the six months ended May 31, 2005.  The Fund has a payable to Integrity Money Management of $27,254 at May 31, 2005, for investment advisory fees.  Certain officers and trustees of the Fund are also officers and directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that the Net Annual Operating Expenses of the Integrity Growth & Income Fund do not exceed 1.50% until April 22, 2006.  Thereafter, the expense limitation may be terminated or revised.  Amounts waived or reimbursed in a particular fiscal year may be recouped by the Adviser within three years of the waiver or reimbursement to the extent that recoupment will not cause operating expenses to exceed any expense limitation in place at that time.  An expense limitation lowers expense ratios and increases returns to investors.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.  The Fund has recognized $14,984 of distribution fees after partial waiver for the six months ended May 31, 2005.  The Fund has a payable to Integrity Funds Distributor of $12,215 at May 31, 2005, for distribution fees.

Integrity Fund Services provides shareholder services for an annual fee of 0.25% of average net assets with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses.  An additional fee with a minimum of $500 per month will be charged for each additional share class.  The Fund has recognized $14,984 of transfer agency fees for the six months ended May 31, 2005.  The Fund has a payable to Integrity Fund Services of $12,215 at May 31, 2005, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses.  An additional accounting services fee of $500 per month will be charged by Integrity Fund Services for each additional share class.  The Fund has recognized $5,459 of accounting service fees for the six months ended May 31, 2005.  The Fund has a payable to Integrity Fund Services of $4,452 at May 31, 2005, for accounting service fees.  Integrity Fund Services also acts as the Fund’s administrative services agent for an annual fee equal to the rate of 0.20% of average daily net assets with a minimum of $2,000 per month plus out-of-pocket expenses.  The Fund will pay an additional minimum fee of $500 per month for each additional share class.  The Fund has recognized $11,987 of administrative service fees for the six months ended May 31, 2005.  The Fund has a payable to Integrity Fund Services of $9,772 at May 31, 2005, for administrative service fees.

Note 6.   INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $18,515,923 and $33,871,677, respectively, for the six months ended May 31, 2005.

Note 7.   INVESTMENT IN SECURITIES

At May 31, 2005, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $54,223,750.  The net unrealized appreciation of investments based on the cost was $1,905,472, which is comprised of $2,632,356 aggregate gross unrealized appreciation and $726,884 aggregate gross unrealized depreciation.

Financial Highlights  May 31, 2005

Selected per share data and ratios for the period indicated

	For The Six Months Ended May 31, 2005 (Unaudited)	For the Year Ended November 30, 2004	For the Year Ended November 30, 2003	For the Year Ended November 30, 2002	For the Year Ended November 30, 2001	For the Year Ended November 30, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$29.11	$26.03	$22.43	$29.43	$49.29	$55.93

Income from Investment Operations:
Net investment income (loss)	$.09	$.41	$.08	$(.07)	$(.10)(1)	$.04
Net realized and unrealized gain (loss) on investment transactions	.95	2.78	3.52	(6.93)	(19.72)	(6.30)
Total Income (Loss) From Investment Operations	$1.04	$3.19	$3.60	$(7.00)	$(19.82)	$(6.26)

Less Distributions:
Dividends from net investment income	$(.47)	$(.11)	$.00	$.00	$(.04)	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	(.38)
Total Distributions	$(.47)	$(.11)	$.00	$.00	$(.04)	$(.38)

NET ASSET VALUE, END OF PERIOD	$29.68	$29.11	$26.03	$22.43	$29.43	$49.29

Total Return	7.19%(A)(C)	12.28%(A)	16.05%(A)	(23.79%)(A)	(40.25%)(A)	(11.36%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$56,712	$67,259	$79,384	$94,643	$184,467	$409,247
Ratio of net expenses (after expense assumption) to average net assets	1.41%(B)(C)	1.40%	1.40%	1.34%	1.19%	1.11%
Ratio of net investment income to average net assets	0.51%(C)	1.48%	0.36%	(0.27%)	(0.23%)	0.08%
Portfolio turnover rate	47.14%(D)	77.87%	169.37%	209.20%	115.45%	27.88%

(A)    Excludes maximum sales charge of 5.75%.

(B)     During the period from April 22 through May 31, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $41,350.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.54%.  During the periods prior to April 22, 2005, IPS Advisors, Inc. did not assume/waive any expenses.

(C)     Ratio is annualized.

(D)    Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(1)     Net investment income per share, calculated by prior accountants, is calculated using ending balances prior to consideration of adjustments for book and tax differences.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2)     Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3)     Audit Committee Financial Expert.

        Item not applicable to semi-annual report.

Item 4)     Principal Accountant Fees and Services.

        Item not applicable to semi-annual report.

Item 5)     Audit Committee of Listed Registrants.

        Not applicable

Item 6)     Schedule of Investments.

        The Schedule of Investments is included in Item 1 of Form N-CSRS.

Item 7)     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable

Item 8)     Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable

Item 9)     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable

Item 10)   Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 11)   Controls and Procedures.

(a)   Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSRS (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)   Exhibits.

(a)(1)     The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

(a)(2)     Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 is filed and attached hereto.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

BY: Robert E. Walstad
ROBERT E. WALSTAD
PRESIDENT

Date: July 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Integrity Funds

BY: Robert E. Walstad
ROBERT E. WALSTAD
PRESIDENT

Date: July 29, 2005

BY: Brent Wheeler
BRENT WHEELER
TREASURER

Date: July 29, 2005